Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

LICENSE AGREEMENT

BETWEEN

ENDOCYTE, INC

AND

PURDUE RESEARCH FOUNDATION

OCTOBER 21, 1998

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

THIS AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT is entered on this 21st day of October, 1998 (the “Amended and Restated Effective Date”) and it amends and restates the EXCLUSIVE LICENSE AGREEMENT entered into on the 17th day of July, 1998 and shall be effective as of the 21st day of December, 1995 (“Effective Date”) by and between PURDUE RESEARCH FOUNDATION, a corporation of Indiana having an address at West Lafayette, Indiana 47907 (hereinafter “PRF”), and Endocyte Corporation, an Indiana corporation, having a place of business at Lafayette, Indiana (hereinafter “LICENSEE”), PRF and LICENSEE collectively referred to hereinafter as “the Parties.”

WITNESSETH:

WHEREAS, PRF is the owner by assignment of those United States Patents and corresponding patents in other countries all as set forth in Appendix A attached hereto (hereinafter, together with all divisions, continuations, continuations-in-part, foreign counterparts, and reissues thereof, called the “Patents”); and

WHEREAS, PRF and LICENSEE have previously executed an amendment to the Exclusive License Agreement (Appendix B), on July 17, 1998 and December 2, 1996 effective as of December 21, 1995. LICENSEE and PRF agree that the terms and conditions of this Exclusive License Agreement shall supercede and take precedence over the previous Exclusive License Agreement (Appendix B) signed on July 17, 1998.

WHEREAS, LICENSEE desires license rights under such Patents and PRF is willing to grant such license rights under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises and undertakings hereinafter set forth, the Parties hereto agree as follows:

ARTICLE I — DEFINITIONS

As used herein, the following terms shall have the following meanings:

1.1	“Affiliate” shall mean a corporation, company, partnership, or other business entity which controls or is controlled by, or is under common control with, the designated party. In the case of a corporation or company, “control” means ownership either directly or indirectly of at least fifty percent (50%) of the shares of stock entitled to vote for the election of directors. The term “Affiliate” shall not include a third-party sublicensee of LICENSEE.

1.2	“FDA Approval” shall mean final approval from the United States Food and Drug Administration to distribute, market and sell any Licensed Product in the United States.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

1.3	“Licensed Products” shall mean products falling within the scope of a Valid Claim or claims of the Patents or made by processes within the scope of a Valid Claim or claims of the Patents.

1.4	“Sales Value” shall mean (i) in the case of Licensed Products sold to third parties, the invoice price, F.O.B place of manufacture, exclusive of sales taxes, packing, shipping and insurance charges, and less returns, allowances, and discounts actually allowed; and (ii) in the case of any use of any Licensed Product by LICENSEE, any Affiliate or any third party for the purpose of any testing or studies necessary to obtain FDA Approval, Zero Dollars ($0.00).

1.5	“Valid Claim” shall mean any claim contained in any pending patent application or issued patent included within the Patents which has not been abandoned or declared invalid in a non-appealable order, as the case may be, and which would be infringed by the manufacture, use or sale of Licensed Products in the absence of the licenses granted hereunder.

1.6	“Territory” shall mean all countries, worldwide.

1.7	“Field of Use” shall mean:

(a)	All Diagnostic and Imaging Applications; and

(b)	All Therapeutic Applications.

1.8	“Therapeutic Applications” shall mean any use of a Licensed Product for the prevention or treatment of disease or injury.

1.9	“Diagnostic or Imaging Applications” shall mean any use of a Licensed Product for purposes of the investigation or determination of the nature or extent of any disease or injury.

1.10	“Know-How” shall mean any and all confidential unpatented and/or non-patentable data, materials, samples and other information owned and controlled by PRF which relate to the Patents or which is useful in the Manufacture, use or sale of Licensed Products.

ARTICLE II — GRANTS

2.1	PRF grants, subject to the terms of this Agreement, to LICENSEE a royalty-bearing, exclusive license under the Patents to make, to have made, use, sell and import and sell Licensed Products in the Field of Use in the Territory.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

2.2	PRF grants, subject to the terms of this Agreement, to LICENSEE a non-exclusive license under the Know-How to make, to have made, use, sell and import and sell Licensed Products in the Field of Use in the Territory.

2.3	LICENSEE shall have the right to grant sublicenses under the license granted herein, and to extend the sublicenses to any third party or Affiliate of LICENSEE. LICENSEE shall notify PRF promptly of any grant of sublicense hereunder and the terms thereof.

2.4	PRF shall reserve, and the license granted shall be subject to the royalty-free right in PRF (or in Purdue University, if PRF’s rights are assigned to the University) to make or have made for its use (but not to sell) the products or devices (or the rights to practice the process, if a process invention) under each patent, provided that such reserved rights shall be used by PRF (or the University as the case may be) solely for educational and research purposes and not for commercial purposes.

2.5	All rights reserved to the United States Government and others under Public Law 96-517 and 98-620 shall remain and shall in no way be affected by this Agreement. Portions of the Patents were developed under Grant 89-45-DC8-88-11465 awarded by the National Science Foundation.

2.6	PRF hereby warrants that it is the owner of the Patents and that such Patents are not subject to any lien, encumbrance, license or claim of ownership of any third party, except to the extent stated in Section 2.4, in derogation of the rights granted to LICENSEE in this Agreement.

ARTICLE III — DUE DILIGENCE

3.1	(a) LICENSEE shall use its commercially reasonable efforts to bring one or more Licensed Products in the Field of Use to market through program for exploitation of Patents. LICENSEE shall supply to PRF a business and project plan for the Licensed Products to PRF no later than twelve (12) months after the Effective Date.

(b) LICENSEE further agrees to secure $[*] to be expended for the testing and development of the Licensed Products. Once this initial funding of $[*] has been expended (the “Crossover Date”), LICENSEE shall provide evidence of obtaining Additional Support needed to develop the technology. Additional support shall be defined as:

(I)	Having secured additional funding of at least $[*]; or

(II)	Enter into a venture for the development and commercialization of the Diagnostic Imaging and Therapeutic applications of the Licensed Products.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

(c) If after [*] after the Crossover Date the LICENSEE has not provided evidence of Additional Support, this Agreement may be terminated on written notice of PRF.

(d) LICENSEE further agrees to begin the development of Therapeutic Applications of the Licensed Products, other than those involving Gene Therapy, no later than [*] from the Effective Date.

(e) LICENSEE further agrees to provide evidence of being in bona fide negotiations or in-house development for Gene Therapy applications no later than [*] from the Effective Date.

(f) LICENSEE further agrees to provide $[*] over a three year period from Effective Date to fund research at Purdue University.

3.2	Commencing twenty-four (24) months following FDA Approval, if , at any time, PRF is of the reasonable opinion that LICENSEE is not meeting the public demand, as outlined below, for Licensed Products, PRF shall notify LICENSEE to that effect and LICENSEE shall have six (6) months after such notice within which to meet such demand or to make other arrangements satisfactory to PRF. If at the end of six (6) months’ period PRF is not satisfied that the public demand is or will be reasonably met by LICENSEE, PRF may, at its option, terminate the license or convert the exclusive license to a non-exclusive license upon sixty (60) days’ notice to LICENSEE. Net sales, based upon Sales Value, of [*] or more of the Licensed Products by LICENSEE and any sublicensees during the first twenty-four (24) following FDA Approval shall be regarded by PRF as meeting the public demand.

ARTICLE IV — PRF ROYALTY OBLIGATIONS

4.1	LICENSEE shall pay PRF licensing fees according to the following schedule:

(a)	$[*] on the Effective Date;

(b)	$[*] the Effective Date;

(c)	$[*] the Effective Date;

(d)	$[*] the Effective Date; and

(e)	$[*] the Effective Date.

4.2	Subject to all the terms and conditions of this Agreement, for each calendar year this Agreement is in effect, LICENSEE shall pay to PRF an earned royalty, which shall be agreed to in writing by the parties and which shall not exceed the maximum percentages set forth below, calculated as a percentage of the Sales Value of Licensed Products made, used, sold or imported by LICENSEE, it sublicensees or its Affiliates in each country of the Territory in which there is (are) valid unexpired Patents. The royalties due hereunder shall be payable on a country-by-country basis in each country until the expiration of the last to expire of the Patents covering the Licensed Products or the manufacture use or sale of the Licensed Products in such country. The royalty percentage shall be [*] of the Sales Value of Licensed Products used or sold.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

At any time during the term of this Agreement, the parties shall be free to renegotiate, in good faith, the earned royalty percentages previously agreed to; provided that, in no event shall the renegotiated royalty percentages exceed the royalty percentages set forth above.

4.3	LICENSEE shall pay to PRF an annual minimum royalty for each calendar year during the life of this Agreement beginning in calendar year 1998. The minimum royalty shall be payable on or before December 31 of each such calendar year. The minimum royalties shall be as follows:

2002	$	[*]
2003	$	[*]
2004	$	[*]
2005	$	[*]
Each year thereafter		$12,500

If earned royalties for any calendar year do not equal or exceed the minimum royalty owed for that calendar year, LICENSEE shall pay PRF an amount equal to the difference between the calendar year earned royalty and the calendar year minimum royalty, said amount payable on or before January 31 of the next following calendar year.

ARTICLE V — RECORDS, REPORTS, PAYMENTS

5.1	LICENSEE shall keep accurate books and records showing all sales and use by LICENSEE and its sublicensee of Licensed Products, together with such other information as shall be necessary to enable earned royalties to be computed, and such books and records showing all sales and use by LICENSEE and its sublicensee of Licensed Products shall be kept for a period of three (3) years from the creation of such books and records. On or before the last day of March, June, September, and December of each year during the life of this Agreement, LICENSEE shall render to PRF a written report showing the calculation, in reasonable detail, of earned royalty for the preceding calendar quarter and shall accompany each such report with payment of any amount shown to be due. Such reports are to be made by LICENSEE whether or not royalties are owed. Such reports and any royalties due will be made to PRF within thirty (30) days of the end of each calendar quarter. Not more than once per calendar year during the term of this Agreement, LICENSEE’s records and books shall be open during reasonable business hours for reasonable inspection by a certified public accountant appointed and paid for by PRF and reasonably acceptable to LICENSEE, to determine the accuracy of such royalty statements and payments but for not other purpose. PRF agrees that it and its designees shall keep confidential and shall not disclose or use for purposes other than those set forth in Section 5.1, any information, report or document provided to or made available to PRF or its designee.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

ARTICLE VI — PATENT PROSECUTION

6.1	As between PRF and LICENSEE, PRF shall have responsibility for filing, prosecution and maintenance of all Patents in the Territory. LICENSEE shall have the right to review pending Patent applications and make recommendations to PRF concerning them. PRF will consider in good faith all reasonable suggestions of LICENSEE with respect thereto. PRF agrees to keep LICENSEE informed of the course of patent prosecution or other proceedings with respect to the Patents within the Territory. In the event PRF elects not to file, prosecute or maintain any or all of the Patents in the Territory, PRF shall assign this responsibility to LICENSEE and cooperate to assure the filing, prosecution and maintenance of all Patents. The parties shall hold all information disclosed to it under this Section as confidential.

6.2	LICENSEE shall have the right but not the obligation to seek extensions of the terms of PATENTS in the Territory. At LICENSEE’S request, PRF shall either diligently seek to obtain such extensions or authorize LICENSEE to act as PRF’s agent for the purpose of making any application for any extensions of the term of Patents and provide reasonable assistance therefor to LICENSEE, in either event, at LICENSEE’s expense.

6.3	PRF shall promptly provide LICENSEE copies of all notices and correspondence to or from the U.S .Patent and Trademark Office and any foreign patent offices.

6.4	Payment of all fees and costs relating to the filing, prosecution, and maintenance of the Patents shall be the responsibility of LICENSEE, whether or not such fees and costs were incurred before or after the date of this Agreement. PRF acknowledges receipt of patent expenses in the amount of $209,705.41 (see Appendix C) which covers all prior patent expenses through April 30, 1998.

6.5	PRF will provide all requested Know-How to LICENSEE at LICENSEE’s expense.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

ARTICLE VII— INFRINGEMENT/ENFORCEMENT

7.1	If during the term of this Agreement one ore more Patents licensed hereunder is or appears to be infringed by a third party within the Field of Use, then the party having knowledge thereof shall notify the other and the parties shall consult to consider what, if any, action should be taken. Under no circumstances shall PRF have the obligation to enforce Patents. LICENSEE shall have the first right (but not the obligation) to notify the infringer and/or initiate litigation or legal proceedings to abate the infringement. In the event LICENSEE commences litigation, LICENSEE shall notify PRF in writing that the litigation has been commenced. PRF may elect to join in any such legal proceedings against the alleged infringer. In the event LICENSEE has not initiated such legal proceedings within six (6) months after becoming aware of the infringement, then PRF may initiate such legal proceedings on its own behalf; and thereafter, LICENSEE may elect to join in those proceedings.

7.2	If PRF elects to join in legal proceedings commenced by LICENSEE or sublicensee, or if LICENSEE or sublicensee elected to join in legal proceedings commanded by PRF, all fees and costs incurred therein, and all damages shall be the responsibility of PRF. If one Party elects not to join in legal proceedings initiated by the other Party, then the initiating Party shall be responsible for all fees and costs incurred therein. All reasonable costs and expenses incurred as a result of said legal proceedings shall be recoverable by LICENSEE or sublicensee out of damages and awards recovered by LICENSEE, sublicensee and/or PRF. Any remaining amounts from damages and awards, once costs and expenses have been recovered, shall be divided between LICENSEE and PRF as follows: LICENSEE shall retain seventy-five percent (75%) and PRF shall retain twenty-five percent (25%) of the damages and awards recovered by LICENSEE. Each Party shall reasonably cooperate with the other Party, whether joining or not, in the conduct of the proceedings (such as by joining in name only); however, where PRF is joined in any such legal proceedings in name only as a necessary party and not at its election, then LICENSEE shall indemnify and hold harmless PRF from and against any and all actions, claims, and counterclaims brought against PRF, and LICENSEE agrees to pay all legal expenses, damages, and costs which may be finally assessed against PRF in such actions, claims, and counterclaims.

7.3	PRF makes no warranty that the subject matter of the invention licensed hereunder will not infringe any third party patent and PRF makes no covenant either to defend any infringement charge by a third party or to institute action against infringers of any Patents hereby licensed.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

7.4	If LICENSEE, any sublicensee or customer is named as a defendant in a lawsuit (hereinafter “Defendant”) charging Defendant with patent infringement as a result of its manufacture or sale of Licensed Products or its use of Licensed Products as disclosed in Patents or otherwise contending that Defendant does not have the right to manufacture, sell or so use Licensed Products, and LICENSEE so notifies PRF that such a lawsuit has been filed and provides PRF with copies of the Complaint and all papers associated with its filing. LICENSEE shall have the right to establish an Escrow Account for the mutual benefit of PRF and LICENSEE. For so long as LICENSEE bears any liability for costs or damages as a result of such lawsuit LICENSEE shall be entitled to deposit one-half (1/2) of the royalty payments to be paid to PRF under Paragraph 4.2 hereof into said Escrow Account. The other one-half (1/2) of the royalty payments required to be paid under Paragraph 4.2 hereof shall continue to be paid to PRF under the terms of this Agreement. If no royalty payments are yet due PRF during the period of the defense of any such alleged infringement, LICENSEE shall be entitled to accrue a credit for all sums expended to pay any costs and to pay any damages which may be awarded for infringement, and to offset these expenditures against any royalties to be paid to PRF.

The amounts deposited into the Escrow Account shall be used to pay LICENSEE’s out-of-pocket monetary expenses actually incurred in defending the lawsuit, including attorneys’ fees and any damages assessed against Defendant based specifically and only on Defendant’s manufacture, use or sale of Licensed Products. The Escrow account shall be established as a Federally Insured deposit account earning interest not less than money market or equivalent rates. The agreement establishing the Escrow Account shall require the Escrow Agent to provide PRF and LICENSEE with accurate accounting reports, to reimburse LICENSEE for its said expenses as approved in writing by PRF, and to remit to PRF any balance left in said account immediately all costs have been paid and all damage awards have been satisfied. PRF shall approve all of out-of-pocket expenses for reimbursement by the Escrow Agent provided the expenses are accurately documented for PRF and shown to be reasonably necessary to the defense of the lawsuit or an actual payment of assessed damages. LICENSEE shall have no recourse against PRF concerning such a lawsuit other than the provisions of this Section 7.4.

ARTICLE VIII — PRODUCT LIABILITY

8.1	LICENSEE shall indemnify and save PRF and/or Purdue University harmless from any and all claims, demands, actions and causes of action against, PRF whether groundless or not, in connection with any and all injuries, losses, damages or liability of any kind whatsoever arising, directly or indirectly, out of use, distribution, or sale of Licensed Products by or through the LICENSEE or its Affiliates or sublicensees whether or not the claims, demands, actions or causes of action are alleged to have resulted in whole or in part from the negligent acts or omissions of PRF and/or Purdue University or from acts or omissions of such persons for which they are or any of them would otherwise be strictly liable. This indemnification obligation shall include, without limiting the generality of the foregoing, reasonable attorney fees and other costs or expenses incurred in connection with the defense of any and all such claims, demands, actions, or causes of action, and shall extend to the Trustees, officers, employees, and agents of PRF and/or Purdue University. This indemnification obligation does not extend to any occurrences or events whether at the PRF’s or Purdue University’s facilities or elsewhere except those occurring in connection with the use, distribution, or sale of Licensed Products by or through LICENSEE, or its Affiliates.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

8.2	LICENSEE shall obtain and carry in full force and effect liability insurance which shall protect LICENSEE and PRF in regard to the events covered by Section 8.1 herein. LICENSEE shall name PRF as an additional name insured on said liability insurance. The policy of said liability insurance shall require written notice of termination to be provided to PRF at least thirty (30) days prior to expiration or other cancellation thereof.

8.3	PRF hereby warrants that as of the Effective Date, it is aware of no fact which places the validity of the Patents into question. Further, PRF hereby warrants that as of the Effective Date, it is unaware of any patent or claim by any third party upon the basis of which PRF has any reason to believe that the making, using or selling of any Licensed Product will infringe any valid United States patent.

8.4	EXCEPT TO THE EXTENT EXPRESSLY STATED TO THE CONTRARY IN THIS AGREEMENT, PRF SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CONDITION, MERCHANTABILITY, DESIGN, OPERATION OR FITNESS FOR USE OF LICENSED PRODUCTS OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO LICENSED PRODUCTS OR LICENSED PATENTS. PRF EXPRESSLY MAKES NO WARRANTY OF VALIDITY OF PATENTS LICENSED HEREUNDER.

ARTICLE IX — EXPORT CONTROLS

9.1	It is understood that PRF is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. PRF neither represents that a license shall not be required nor that, if required, it shall be issued.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

ARTICLE X — NON-USE OF NAMES

10.1	LICENSEE shall not use the names of the Purdue Research Foundation nor Purdue University nor any of its employees, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from PRF in each case, except that LICENSEE may state that it is licensed by PRF under one or more of the Patents and/or applications comprising the Patents.

10.2	LICENSEE agrees that it will not under any circumstances advertise or otherwise state or imply that PRF or Purdue University has tested or approved any product or process.

ARTICLE XI — ASSIGNMENT

11.1	This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their successors and permitted assigns. LICENSEE shall be permitted to assign its rights and obligations under this Agreement upon the written consent of PRF, which shall not be unreasonably withheld.

ARTICLE XII — TERMINATION

12.1	If LICENSEE shall be in default of any material obligation hereunder, and shall fail to remedy such default within ninety (90) days after notice thereof by PRF, this Agreement may be terminated at the option of PRF by notice to that effect.

12.2	LICENSEE shall have the right to terminate this Agreement at any time by giving notice in writing to PRF of its intent to do so at least sixty (60) days prior to a termination date designated in said notice. In the event this Agreement is terminated pursuant to this paragraph 12.2, LICENSEE must pay PRF, not later than sixty (60) days after said designated termination, any royalties due under Article IV prior to the designated termination date.

12.3	In the event of any termination under this Article, LICENSEE shall, at PRF’s request, assign its rights under any sublicense agreement hereunder to PRF.

12.4	Unless otherwise terminated as provided herein, this Agreement shall remain in full force and effect until the expiration of the last-to-expire of the Valid Claim or Claims.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

12.5	This License Agreement shall be voidable by PRF in the event LICENSEE files bankruptcy.

ARTICLE XIII — PAYMENTS, NOTICES, AND OTHER COMMUNICATIONS

13.1	Service of all notices or reports provided for herein shall be deemed duly given if sent by registered or certified mail, postage prepaid, to the addresses below. The date of mailing shall be the date of such notice.

LICENSEE:	President
Endocyte Corporation
1205 Kent Avenue
West Lafayette, Indiana 47906

PRF:	Office of Technology Transfer (P-88080)
Purdue Research Foundation
1063 Hovde Hall, Room 300
West Lafayette, IN 47907-1063

13.2	LICENSEE agrees to give PRF reasonable notice of all management meetings to be held by LICENSEE involving the Licensed Products and will permit PRF to attend all such meetings.

ARTICLE XIV — GENERAL

14.1	PRF warrants and represents that as of the date of this Agreement it is the exclusive and sole owner of the Patents and that PRF has the right to make the conveyances set forth herein.

14.2	LICENSEE shall mark the Licensed Products in accordance with 35 U.S.C. 287 and shall require same of any Affiliates or sublicensees.

14.3	PRF shall not be liable to LICENSEE for failure by LICENSEE to obtain profit or income from Licensed Products.

14.3	This Agreement shall be construed according to the laws of the State of Indiana. It constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof and may not be modified or extended except by written document signed by an executive officer of the Parties.

14.4	IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

PURDUE RESEARCH FOUNDATION	ENDOCYTE CORPORATION
(PRF)	(LICENSEE)

/s/ William E. Baitinger	/s/ P. Ron Ellis

Signature	Signature

William E. Baitinger Senior Technology Mgr.	P. Ron Ellis

Typed Name	Typed Name

President and CEO

Title	Title

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

APPENDIX A

United States Patents Granted and Applications Pending

Purdue
Reference			Issue/Filing
Number	Matter #	Serial #	Date	Title	Status

P-88080.10.US	20035	07/498,762	3/28/90 4/28/92	Method of Enhanced Transmembrane Transport of Exogenous Molecules (continuation of P-88080 now abandoned) (biotin, riboflavin)	(CIP of 07/331,816, 4/30/89 ABAN) Patent No. 5,108,921; Expires 4/28/2009

P-88080.20.US	21712	07/851,544	3/13/92 5/16/95	Method of Enhanced Transmembrane Transport of Exogenous Molecules (folate)	U.S. Patent No. 5,416,016 Expires 5/16/2012

P-88080.30.US	25043	08/349,407	12/05/94 6/3/97	Method of Enhanced Transmembrane Transport of Exogenous Molecules (thiamin)	U.S. Patent No. 5,635,382 Expires 12/5/2014

P-88080.3A.US	28035	08/784,019	1/15/97 10/13/98	Method for Targeting a Diagnostic Agent to Cells (no transmembrane transport required)	U.S. Patent No. 5,820,847 Expires 1/15/2017

P-88080.40.US	25124	08/442,174	5/16/95 11/18/97	Composition and Method for Tumor Imaging	U.S. Patent No. 5,688,488 Expires 5/16/2015

P-96114.00.US	62306	N/A	10/16/98	Folic Acid Derivatives	U.S. Nationalized PCT filed 4/17/00

			—		Provisional Filed

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

Purdue
Reference			Issue/Filing
Number	Matter #	Serial #	Date	Title	Status

P-99072.P1.US	65007	N/A	3/31/00	Method of Treatment Using Lignad-Immunogen Conjugates

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

U.S. Parent: Matter No. 20035 (P-88080.1), U.S. Patent 5,108,921

FOREIGN COUNTERPARTS

Purdue Ref. #	Matter#	Application No.	Country Filed	Status

P-88080.10.EP	21407	90906542.7-21	E.P.C.	Application published 1/22/92 as Publication No. 0466816; Application granted 11/26/97 Claims directed to biotin and folate

P-88080.10.JP	21408	2-506140	Japan	Application filed: 4/2/90 Requested Exam 3/13/97 claims conformed to EPO

P-88080.10.IE	20070	1201/90	Ireland	Application filed: 4/3/90 Copy of EPO granted application filed

P-88080.10.CA	20071	2013582-4	Canada	Application filed: 4/2/90 Requested Exam 3/13/97 claims conformed to EPO

P-88080.10.IL	20072	93983	Israel	Application filed: 4/2/90 Application issued May 19, 1997 Expires 4/2/2010

P-88080.10.ZA	20073	90/2538	South Africa	Patent Issued: 1/30/91 Patent No. 90/2538 Expires April 3, 2010

	20080	—	Singapore	Application abandoned November 11, 1997

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

Purdue Ref #	Matter#	Application No.	Country Filed	Status

P-88080.10.AT	28833	90906542.7-2105	Austria	Issued 11/26/97 Patent No. ATE 160583T

P-88080.10.BE	28834	90906542.7-2105	Belgium	Issued 11/26/97 Patent No. 0466816

P-88080.10.CH	28835	90906542.7-2105	Switzerland	Issued 11/26/97 Patent No. 0466816

P-88080.10.DE	28836	90906542.7-2105	Germany	Issued 11/26/97 Patent No. 69031763.8

P-88080.10.DK	28837	90906542.7-2105	Denmark	Issued 11/26/97 Patent No. 0466816

P-88080.10.ES	28838	90906542.7-2105	Spain	Issued 11/26/97 Patent No. 0466816

P-88080.10.FR	28839	90906542.7-2105	France	Issued 11/26/97 Patent No. 0466816

P-88080.10.GB	28840	90906542.7-2105	Great Britain	Issued 11/26/97 Patent No. 0466816

P-88080.10.IT	28841	90906542.7-2105	Italy	Issued 11/26/97 Patent No. 0466816

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

U.S. Parent: Matter No. 20035 (P-88080.1), U.S. Patent 5,108,921

FOREIGN COUNTERPARTS

Purdue Ref #	Matter#	Application No.	Country Filed	Status

P-88080.10.LU	28842	90906542.7-2105	Luxemburg	Issued 11/26/97 Patent No. 0466816

P-88080.10.NL	28843	90906542.7-2105	Netherlands	Issued 11/26/97 Patent No. 0466816

P-88080.10.SE	28844	90906542.7-2105	Sweden	Issued 11/26/97 Patent No. 0466816

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

U.S. Parent: Matter No. 25124 (P-94096), U.S. Patent No. 5,688,488

FOREIGN COUNTERPARTS

Purdue Ref #	Matter#	Application No.	Country Filed	Status

P-94096.00.WO	26855	PCT/US96/07002	PCT	Abandoned in favor of national applications

P-94096.00.CA	29190	2220008	Canada	Application filed 5/16/96 Request for Exam filed 3/97

P-94096.00.EP	29191	96916476.3	E.P.C.	Application filed 5/16/96

P-94096.00.JP	29192	08-535034	Japan	Application filed: 5/16/96 Request for Exam filed 3/97

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

APPENDIX B

EXCLUSIVE LICENSE AGREEMENT

THIS AGREEMENT is entered on this 17 th day of July, 1998 and shall be effective as of the 21 st day of December, 1995 (“Effective Date”) by and between PURDUE RESEARCH FOUNDATION, a corporation of Indiana having an address at West Lafayette, Indiana 47907 (hereinafter “PRF”), and Endocyte Corporation, an Indiana corporation, having a place of business at Lafayette, Indiana (hereinafter “LICENSEE”), PRF and LICENSEE collectively referred to hereinafter as “the Parties.”

WITNESSETH:

WHEREAS, PRF is the owner by assignment of those United States Patents and corresponding patents in other countries all as set forth in Appendix A attached hereto (hereinafter, together with all divisions, continuations, continuations-in-part, foreign counterparts, and reissues thereof, called the “Patents”); and

WHEREAS, PRF and LICENSEE have previously executed an Exclusive License Agreement (Appendix B), dated December 2, 1996. LICENSEE and PRF agree that the terms and conditions of this Exclusive License Agreement shall supercede and take precedence over the previous Exclusive License Agreement (Appendix B) issued on December 2, 1996.

WHEREAS, LICENSEE desires expanded license rights under such Patents and PRF is willing to grant such license rights under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises and undertakings hereinafter set forth, the Parties hereto agree as follows:

ARTICLE I — DEFINITIONS

As used herein, the following terms shall have the following meanings:

1.1	“Affiliate” shall mean a corporation, company, partnership, or other business entity which controls or is controlled by, or is under common control with, the designated party. In the case of a corporation or company, “control” means ownership either directly or indirectly of at least fifty percent (50%) of the shares of stock entitled to vote for the election of directors. The term “Affiliate” shall not include a third-party sublicensee of LICENSEE.

1.2	“FDA Approval” shall mean final approval from the United States Food and Drug Administration to distribute, market and sell any Licensed Product in the United States.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

1.3	“Licensed Products” shall mean products falling within the scope of a Valid Claim or claims of the Patents or made by processes within the scope of a Valid Claim or claims of the Patents.

1.4	“Sales Value” shall mean (i) in the case of Licensed Products used by LICENSEE or its Affiliates, the list price thereof for sales to third parties; (ii) in the case of Licensed Products sold to third parties, the invoice price, F.O.B place of manufacture, exclusive of sales taxes, packing, shipping and insurance charges, and less returns, allowances, and discounts actually allowed; and (iii) in the case of any use of any Licensed Product by LICENSEE, any Affiliate or any third party for the purpose of any testing or studies necessary to obtain FDA Approval, Zero Dollars ($0.00).

1.5	“Valid Claim” shall mean any claim contained in any pending patent application or issued patent included within the Patents which has not been abandoned or declared invalid in a non-appealable order, as the case may be, and which would be infringed by the manufacture, use or sale of Licensed Products in the absence of the licenses granted hereunder.

1.6	“Territory” shall mean all countries, worldwide.

1.7	“Field of Use” shall mean:

(b)	All Diagnostic and Imaging Applications; and

(b)	All Therapeutic Applications.

1.8	“Therapeutic Applications” shall mean any use of a Licensed Product for the curative treatment or healing of disease or injury.

1.9	“Diagnostic or Imaging Applications” shall mean any use of a Licensed Product for purposes of the investigation or determination of the nature or extent of any disease or injury.

ARTICLE II — GRANTS

2.1	PRF grants, subject to the terms of this Agreement, to LICENSEE a royalty-bearing, exclusive license under the Patents to make, to have made, use and sell Licensed Products in the Field of Use in the Territory.

LICENSEE shall have the right to grant sublicenses under the license granted herein, and to extend the sublicenses to any third party or Affiliate of LICENSEE.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

LICENSEE shall notify PRF promptly of any grant of sublicense hereunder and the terms thereof.

2.2	PRF shall reserve, and the license granted shall be subject to the royalty-free right in PRF (or in Purdue University, if PRF’s rights are assigned to the University) to make or have made for its use (but not to sell) the products or devices (or the rights to practice the process, if a process invention) under each patent, provided that such reserved rights shall be used by PRF (or the University as the case may be) solely for educational and research purposes and not for commercial purposes.

2.3	All rights reserved to the United States Government and others under Public Law 96-517 and 98-620 shall remain and shall in no way be affected by this Agreement. Portions of the Patents were developed under Grant 89-45-DC8-88-11465 awarded by the National Science Foundation.

2.4	PRF hereby warrants that it is the owner of the Patents and that such Patents are not subject to any lien, encumbrance, license or claim of ownership of any third party, except to the extent stated in Section 2.4, in derogation of the rights granted to LICENSEE in this Agreement.

ARTICLE III — DUE DILIGENCE

3.1	(a) LICENSEE shall use its best efforts to bring one or more Licensed Products in the Field of Use to market through a thorough, vigorous and diligent program for exploitation of Patents. LICENSEE shall supply to PRF a business and project plan for the Licensed Products to PRF no later than twelve (12) months after the Effective Date.

(b) LICENSEE further agrees to secure $[*] to be expended for the testing and development of the Licensed Products. Once this initial funding of $[*] has been expended (the “Crossover Date”), LICENSEE shall provide evidence of obtaining Additional Support needed to develop the technology. Additional support shall be defined as:

(I)	Having secured additional funding of at least $[*]; or

(II)	Enter into a venture for the development and commercialization of the Diagnostic Imaging and Therapeutic applications of the Licensed Products.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

If after 24 months after the Crossover Date the LICENSEE has not provided evidence of Additional Support, this Agreement may be terminated on written notice of PRF.

(d) LICENSEE further agrees to begin the development of Therapeutic Applications of the Licensed Products, other than those involving Gene Therapy, no later than eighteen months from the Effective Date.

(e) LICENSEE further agrees to provide evidence of being in bona fide negotiations or in-house development for Gene Therapy applications no later than thirty-six (36) months from the Effective Date.

(f) LICENSEE further agrees to provide $[*] over a three year period from Effective Date to fund research at Purdue University.

3.2	It at any time following twenty-four (24) months following FDA Approval, PRF is of the opinion that LICENSEE is not meeting the public demand for Licensed Products, PRF shall notify LICENSEE to that effect and LICENSEE shall have six (6) months after such notice within which to meet such demand or to make other arrangements satisfactory to PRF. If at the end of six (6) months’ period PRF is not satisfied that the public demand is or will be reasonably met by LICENSEE, PRF may, at its option, terminate the license or convert the exclusive license to a non-exclusive license upon sixty (60) days’ notice to LICENSEE. Net sales, based upon Sales Value, of [*] or more of the Licensed Products by LICENSEE and any sublicensees during the first twenty-four (24) months following FDA Approval shall be regarded by PRF as meeting the public demand. Public demand is defined as having the product/process available in quantities sufficient to satisfy the needs of the public at a reasonable cost.

ARTICLE IV — PRF ROYALTY OBLIGATIONS

4.1	LICENSEE shall pay PRF licensing fees according to the following schedule:

(b)	$[*] on the Effective Date;

(b)	$[*] six months after the Effective Date;

(b)	$[*] twelve months after the Effective Date;

(b)	$[*] eighteen months after the Effective Date; and

(b)	$[*] twenty-four months after the Effective Date.

4.2	Subject to all the terms and conditions of this Agreement, for each calendar year this Agreement is in effect, LICENSEE shall pay to PRF an earned royalty, which shall be agreed to in writing by the parties and which shall not exceed the maximum percentages set forth below, calculated as a percentage of the Sales Value of Licensed Products used or sold by LICENSEE, it sublicensees or its Affiliates in the Territory during such calendar year. The maximum royalty percentages shall be:

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

(b)	[*] for Therapeutic Applications

(b)	[*] for Diagnostic and Imaging Applications

At any time during the term of this Agreement, the parties shall be free to renegotiate, in good faith, the earned royalty percentages previously agreed to; provided that, in no event shall the renegotiated royalty percentages exceed the maximum royalty percentages set forth above.

4.3	LICENSEE shall pay to PRF an annual minimum royalty for each calendar year during the life of this Agreement beginning in calendar year 1998. The minimum royalty shall be payable on or before December 31 of each such calendar year. The minimum royalties shall be as follows:

2002	$	[*]
2003	$	[*]
2004	$	[*]
2005	$	[*]
Each year thereafter	$	[*]

If earned royalties for any calendar year do not equal or exceed the minimum royalty owed for that calendar year, LICENSEE shall pay PRF an amount equal to the difference between the calendar year earned royalty and the calendar year minimum royalty, said amount payable on or before January 31 of the next following calendar year.

ARTICLE V — RECORDS, REPORTS, PAYMENTS

5.1	LICENSEE shall keep accurate books and records showing all sales and use by LICENSEE and its sublicensee of Licensed Products, together with such other information as shall be necessary to enable earned royalties to be computed, and on or before the last day of March, June, September, and December of each year during the life of this Agreement. LICENSEE shall render to PRF a written report showing the calculation, in reasonable detail, of earned royalty for the preceding calendar quarter and shall accompany each such report with payment of any amount shown to be due. Such reports are to be made by LICENSEE whether or not royalties are owed. Such reports and any royalties due will be made to PRF within thirty (30) days of the end of each calendar quarter. LICENSEE’s records and books shall be open during reasonable business hours for reasonable inspection by a certified public accountant appointed and paid for by PRF and reasonably acceptable to LICENSEE, to determine the accuracy of such royalty statements and payments but for not other purpose. PRF agrees that it and its designees shall keep confidential and shall not disclose or use for purposes other than those set forth in Section 5.1, any information, report or document provided to or made available to PRF or its designee.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

ARTICLE VI — PATENT PROSECUTION

6.1	PRF shall apply for and seek issuance of Patents and shall maintain the Patents for the duration of the term of the Patents during the term of this Agreement. The prosecution, filing and maintenance of all Patents shall be the primary responsibility of PRF; provided, however, LICENSEE shall have reasonable opportunities to advise PRF and shall cooperate with PRF in such prosecution, filing, and maintenance. PRF shall promptly provide LICENSEE copies of all notices and correspondence to or from the U.S .Patent and Trademark Office and any foreign patent offices.

6.2	Payment of all fees and costs relating to the filing, prosecution, and maintenance of the Patents shall be the responsibility of LICENSEE, whether or not such fees and costs were incurred before or after the date of this Agreement. PRF acknowledges receipt of patent expenses in the amount of $209,705.41 (see Appendix C) which covers all prior patent expenses through April 30, 1998.

ARTICLE VII — INFRINGEMENT/ENFORCEMENT

7.1	If during the term of this Agreement one ore more Patents licensed hereunder is or appears to be infringed by a third party within the Field of Use, then the party having knowledge thereof shall notify the other and the parties shall consult to consider what, if any, action should be taken. Under no circumstances shall PRF have the obligation to enforce Patents. LICENSEE shall have the first right (but not the obligation) to notify the infringer and/or initiate litigation or legal proceedings to abate the infringement, with the prior consent of PRF. PRF may elect to join in any such legal proceedings against the alleged infringer. In the event LICENSEE has not initiated such legal proceedings within six (6) months after becoming aware of the infringement, then PRF may initiate such legal proceedings on its own behalf; and thereafter, LICENSEE may elect to join in those proceedings.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

7.2	If PRF elects to join in legal proceedings commenced by LICENSEE, or if LICENSEE elected to join in legal proceedings commanded by PRF, all fees and costs incurred therein, and all damages shall be the responsibility of PRF. If one Party elects not to join in legal proceedings initiated by the other Party, then the initiating Party shall be responsible for all fees and costs incurred therein. All reasonable costs and expenses incurred as a result of said legal proceedings shall be recoverable by LICENSEE out of damages and awards recovered by LICENSEE and/or PRF. Any remaining amounts from damages and awards, once costs and expenses have been recovered, shall be divided equally between LICENSEE and PRF. Each Party shall reasonably cooperate with the other Party, whether joining or not, in the conduct of the proceedings (such as by joining in name only); however, where PRF is joined in any such legal proceedings in name only as a necessary party and not at its election, then LICENSEE shall indemnify and hold harmless PRF from and against any and all actions, claims, and counterclaims brought against PRF, and LICENSEE agrees to pay all legal expenses, damages, and costs which may be finally assessed against PRF in such actions, claims, and counterclaims.

7.3	PRF makes no warranty that the subject matter of the invention licensed hereunder will not infringe any third party patent and PRF makes no covenant either to defend any infringement charge by a third party or to institute action against infringers of any Patents hereby licensed.

7.4	If LICENSEE, any sublicensee or customer is named as a defendant in a lawsuit (hereinafter “Defendant”) charging Defendant with patent infringement as a result of its manufacture or sale of Licensed Products or its use of Licensed Products as disclosed in Patents or otherwise contending that Defendant does not have the right to manufacture, sell or so use Licensed Products, and LICENSEE so notifies PRF that such a lawsuit has been filed and provides PRF with copies of the Complaint and all papers associated with its filing. LICENSEE shall have the right to establish an Escrow Account for the mutual benefit of PRF and LICENSEE. For so long as LICENSEE bears any liability for costs or damages as a result of such lawsuit LICENSEE shall be entitled to deposit one-half (1/2) of the royalty payments to be paid to PRF under Paragraph 4.2 hereof into said Escrow Account. The other one-half (1/2) of the royalty payments required to be paid under Paragraph 4.2 hereof shall continue to be paid to PRF under the terms of this Agreement. If no royalty payments are yet due PRF during the period of the defense of any such alleged infringement, LICENSEE shall be entitled to accrue a credit for all sums expended to pay any costs and to pay any damages which may be awarded for infringement, and to offset these expenditures against any royalties to be paid to PRF.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

The amounts deposited into the Escrow Account shall be used to pay LICENSEE’s out-of-pocket monetary expenses actually incurred in defending the lawsuit, including attorneys’ fees and any damages assessed against Defendant based specifically and only on Defendant’s manufacture, use or sale of Licensed Products. The Escrow account shall be established as a Federally Insured deposit account earning interest not less than money market or equivalent rates. The agreement establishing the Escrow Account shall require the Escrow Agent to provide PRF and LICENSEE with accurate accounting reports, to reimburse LICENSEE for its said expenses as approved in writing by PRF, and to remit to PRF any balance left in said account immediately all costs have been paid and all damage awards have been satisfied. PRF shall approve all of out-of-pocket expenses for reimbursement by the Escrow Agent provided the expenses are accurately documented for PRF and shown to be reasonably necessary to the defense of the lawsuit or an actual payment of assessed damages. LICENSEE shall have no recourse against PRF concerning such a lawsuit other than the provisions of this Section 7.4.

ARTICLE VIII — PRODUCT LIABILITY

8.1	LICENSEE shall indemnify and save PRF and/or Purdue University harmless from any and all claims, demands, actions and causes of action against, PRF whether groundless or not, in connection with any and all injuries, losses, damages or liability of any kind whatsoever arising, directly or indirectly, out of use, distribution, or sale of Licensed Products by or through the LICENSEE or its Affiliates or sublicensees whether or not the claims, demands, actions or causes of action are alleged to have resulted in whole or in part from the negligent acts or omissions of PRF and/or Purdue University or from acts or omissions of such persons for which they are or any of them would otherwise be strictly liable. This indemnification obligation shall include, without limiting the generality of the foregoing, reasonable attorney fees and other costs or expenses incurred in connection with the defense of any and all such claims, demands, actions, or causes of action, and shall extend to the Trustees, officers, employees, and agents of PRF and/or Purdue University. This indemnification obligation does not extend to any occurrences or events whether at the PRF’s or Purdue University’s facilities or elsewhere except those occurring in connection with the use, distribution, or sale of Licensed Products by or through LICENSEE, or its Affiliates.

8.2	LICENSEE shall obtain and carry in full force and effect liability insurance which shall protect LICENSEE and PRF in regard to the events covered by Section 8.1 herein. LICENSEE shall name PRF as an additional name insured on said liability insurance. The policy of said liability insurance shall require written notice of termination to be provided to PRF at least thirty (30) days prior to expiration or other cancellation thereof.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

8.3	PRF hereby warrants that as of the Effective Date, it is aware of no fact which places the validity of the Patents into question. Further, PRF hereby warrants that as of the Effective Date, it is unaware of any patent or claim by any third party upon the basis of which PRF has any reason to believe that the making, using or selling of any Licensed Product will infringe any valid United States patent.

8.4	EXCEPT TO THE EXTENT EXPRESSLY STATED TO THE CONTRARY IN THIS AGREEMENT, PRF SHALL NOT BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE CONDITION, MERCHANTABILITY, DESIGN, OPERATION OR FITNESS FOR USE OF LICENSED PRODUCTS OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO LICENSED PRODUCTS OR LICENSED PATENTS. PRF EXPRESSLY MAKES NO WARRANTY OF VALIDITY OF PATENTS LICENSED HEREUNDER.

ARTICLE IX — EXPORT CONTROLS

9.1	It is understood that PRF is subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities may require a license from the cognizant agency of the United States Government and/or written assurances by LICENSEE that LICENSEE shall not export data or commodities to certain foreign countries without prior approval of such agency. PRF neither represents that a license shall not be required nor that, if required, it shall be issued.

ARTICLE X — NON-USE OF NAMES

10.1	LICENSEE shall not use the names of the Purdue Research Foundation nor Purdue University nor any of its employees, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from PRF in each case, except that LICENSEE may state that it is licensed by PRF under one or more of the Patents and/or applications comprising the Patents.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

10.2	LICENSEE agrees that it will not under any circumstances advertise or otherwise state or imply that PRF or Purdue University has tested or approved any product or process.

ARTICLE XI — ASSIGNMENT

11.1	This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their successors and permitted assigns. LICENSEE shall be permitted to assign its rights and obligations under this Agreement upon the written consent of PRF, which shall not be unreasonably withheld.

ARTICLE XII — TERMINATION

12.1	If LICENSEE shall be in default of any material obligation hereunder, and shall fail to remedy such default within ninety (90) days after notice thereof by PRF, this Agreement may be terminated at the option of PRF by notice to that effect.

12.2	LICENSEE shall have the right to terminate this Agreement at any time by giving notice in writing to PRF of its intent to do so at least sixty (60) days prior to a termination date designated in said notice. In the event this Agreement is terminated pursuant to this paragraph 12.2, LICENSEE must pay PRF, not later than sixty (60) days after said designated termination, any royalties due under Article IV prior to the designated termination date.

12.3	In the event of any termination under this Article, LICENSEE shall, at PRF’s request, assign its rights under any sublicense agreement hereunder to PRF.

12.4	Unless otherwise terminated as provided herein, this Agreement shall remain in full force and effect until the expiration of the last-to-expire of the Valid Claim or Claims.

12.5	This License Agreement shall be voidable by PRF in the event LICENSEE files bankruptcy.

ARTICLE XIII — PAYMENTS, NOTICES, AND OTHER COMMUNICATIONS

13.1	Service of all notices or reports provided for herein shall be deemed duly given if sent by registered or certified mail, postage prepaid, to the addresses below. The date of mailing shall be the date of such notice.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

LICENSEE:	President
Endocyte Corporation
1291 Cumberland, Suite E
West Lafayette, Indiana 47906

PRF:	Office of Technology Transfer (P-88080)
Purdue Research Foundation
1063 Hovde Hall, Room 300
West Lafayette, IN 47907-1063

13.2	LICENSEE agrees to give PRF reasonable notice of all management meetings to be held by LICENSEE involving the Licensed Products and will permit PRF to attend all such meetings.

ARTICLE XIV — GENERAL

14.1	PRF warrants and represents that as of the date of this Agreement it is the exclusive and sole owner of the Patents and that PRF has the right to make the conveyances set forth herein.

14.2	LICENSEE shall mark the Licensed Products in accordance with 35 U.S.C. 287 and shall require same of any Affiliates or sublicensees.

14.3	PRF shall not be liable to LICENSEE for failure by LICENSEE to obtain profit or income from Licensed Products.

14.4	This Agreement shall be construed according to the laws of the State of Indiana. It constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof and may not be modified or extended except by written document signed by an executive officer of the Parties.

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

PURDUE RESEARCH FOUNDATION	ENDOCYTE CORPORATION
(PRF)	(LICENSEE)

/s/ William E. Baitinger	/s/ P. Ron Ellis

Signature	Signature

William E. Baitinger	P. Ron Ellis

Typed Name	Typed Name

Senior Technology Manager	President/CEO

Title	Title

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

Appendix A

ADD:

Title:

STRATEGY FOR PHARMACEUTICAL TARGETING

Purdue
Reference			Filing/
Number	Matter #	Serial #	Issue Date	Title	Status

P-00110.00.WO	290.00260201	PCT/US02/13045	4/24/02	FOLATE MIMETICS AND FOLATE-RECEPTOR BINDING CONJUGATES THEREOF	File Demand for Preliminary Examination By 11/24/02

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

APPENDIX A

U.S. Patents and Patent Applications

S/N 07/690,530
S/N 08/254,299
S/N 08/630,383
S/N 08/752,671
S/N 09/541,482
S/N 09/452,727
S/N 09/506,505

PCT Applications

PCT/US97/05842
PCT/US97/18475

Foreign Patents and Patent Applications

European Patent No. 0 510 949 B (based on European Patent Application No. 92303618.0)
European Patent Application No. 97917902.5
European Patent Application No. 97949336.8

Japanese Patent No. 3105629 (based on Japanese Patent Application No. 04-89223)
Japanese Patent Application No. 9-536451

Canadian Patent Application No. 2066810
Canadian Patent Application No. 2218737

Australian Patent Application No. 26100/97

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 21st day of February, 2001 amends the Agreement executed October 21, 1998 between Purdue Research Foundation (hereinafter known as PRF) and Endocyte Corporation (hereinafter known as LICENSEE).

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	Appendix A

The following technology entitled, “Folate Mediated Targeting of Antigens and Haptens to Tumors” (PRF Ref. No.: P-99072) is being added to the Exclusive License Agreement executed on October 21, 1998.

PRF is the owner of this technology by assignment of the United States Patents and corresponding patents in other countries (hereinafter, together with all divisions, continuations, continuations-in-part, foreign counterparts, and reissues thereof).

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte Corporation

By:	/s/ Elizabeth J. Kuuttila	By:	/s/ P. Ron Ellis

	Elizabeth J. Kuuttila		P. Ron Ellis
	Asst. Vice President and Director		President and CEO

Agreed and Acknowledged

/s/ Philip S. Low
Philip S. Low

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT #4 TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 17th day of June, 2002 amends the Agreement executed October 21, 1998 between Purdue Research Foundation (hereinafter known as PRF) and Endocyte Corporation (hereinafter known as LICENSEE).

NOW THEREFORE, the parties hereto do hereby agree as follows:

Witnesseth

Add

PRF and LICENSEE are joint owners of technology disclosed as P-00110.

Grant

Replace

Article 2.1 — PRF grants, subject to the terms of this Agreement to the extent of its rights in Patents, a royalty-bearing, exclusive license under the Patents to make, to have made, use, sell and import and sell Licensed Products in the Field of Use in the Territory.

Patent Prosecution

Add

Article 6.6 — LICENSEE is responsible for prior patent costs for P-00110 in the amount of $10,293.05 whether or not such fees and costs were incurred before or after the date of Agreement. LICENSEE shall pay patent costs in three (3) installments beginning upon execution of the Amendment and three (3) month intervals after such date. See schedule below:

Upon execution of Amendment	$3,431.01
3 months after execution	$3,431.02
3 months after last payment	$3,431.02

Appendix A

Add technology entitled, “Strategy for Pharmaceutica Targeting” (PRF Ref. No.: P-00110), see attached.

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte Corporation

By:	/s/ Elizabeth J. Kuuttila	By:	/s/ P. Ron Ellis

	Elizabeth J. Kuuttila		Name	P. Ron Ellis
	Asst. Vice President and Director			President and CEO

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT #5 TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 20th day of November, 2002 amends the Agreement executed October 21,1998 between Purdue Research Foundation (hereinafter known as PRF) and Endocyte Corporation (hereinafter known as LICENSEE).

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	WITNESSETH

Add

PRF is the owner of the technology entitled, “Method of Treatment Using Ligand-Immunogen Conjugates (Toll-like receptors)” PRF Reference Number P-01118 by assignment of the United States Patents and corresponding patents in other countries (hereinafter, together with all divisions, continuations, continuations-in-part, foreign counterparts, and reissues thereof).

2.	Appendix A

Replace with the following Appendix A

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date fist above written.

Purdue Research Foundation			Endocyte Corporation

By:	/s/ Elizabeth J. Kuuttila		By:	/s/ P. Ron Ellis

	Name:	Elizabeth J. Kuuttila		P. Ron Ellis
	Title:	Assistant Vice President		President & CEO
for Technology Commercialization

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT #6 TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 22nd day of April, 2003 amends the Agreement executed October 21, 1998, (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte Corporation (hereinafter known as LICENSEE).

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	Appendix A

LICENSEE has requested and PRF agrees to add the following technologies entitled, “Imaging of Inflammation in Atherosclerosis” PRF reference number P-03046 and “Lupus” PRF reference number P-03055.

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte Corporation

By:	/s/ Simran Trana	By:	/s/ P. Ron Ellis

	Simran Trana		P. Ron Ellis
	Director, Life Sciences		President & CEO

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 7th day of, June 2006 amends the Agreement executed October 21, 1998, (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE).

NOW THEREFORE, the parties hereto do hereby agree as follows:

Licensee has requested and PRF agrees to add the following technology entitled “Folate-receptor Targeted Therapy to Monocyte-induced Inflammation” PRF Reference No. 64327 to Appendix A of the AGREEMENT.

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte, Inc.

By:	/s/ Joseph B. Hornett	By:	/s/ Ron P. Ellis

	Joseph B. Hornett		Ron P. Ellis
	Senior Vice President		President & CEO

Date:	6/8/2006	Date:	June 8, 2006

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 10th day of, October 2006 amends the Agreement executed October 21, 1998, (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE).

NOW THEREFORE, the parties hereto do hereby agree as follows:

Licensee has requested and PRF agrees to add the following technology entitled “Folate Receptor Positive Endothelial Progenitor Cells (EPC)” PRF Reference No. 64556 to Appendix A of the AGREEMENT.

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte, Inc.

By:	/s/ Joseph B. Hornett	By:	/s/ Ron P. Ellis

	Joseph B. Hornett Senior Vice President		Ron P. Ellis President & CEO

Date:	10/12/2006	Date:	12 Oct 06

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 10th day of October, 2006 amends the Agreement executed October 21, 1998, (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE).

NOW THEREFORE, the parties hereto do hereby agree as follows:

Licensee has requested and PRF agrees to add the following technology entitled “Detection of Folate Binding Protein with Enhanced Sensitivity Using a Functionalized Quartz Crystal Microbalance Sensor” PRF Reference No. 64616 to Appendix A of the AGREEMENT.

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte, Inc.

By:	/s/ Joseph B. Hornett	By:	/s/ Ron P. Ellis

	Joseph B. Hornett		Ron P. Ellis
	Senior Vice President		President & CEO

Date:	10/12/2006	Date:	12 Oct 06

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT #9 TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 1st day of, December 2006 amends the Agreement executed October 21, 1998, (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE).

NOW THEREFORE, the parties hereto do hereby agree as follows:

Licensee has requested and PRF agrees to add the following technologies to Appendix A of the AGREEMENT.

“Low Dose Irradiation Enhances the Efficacy of Folate-hapten Targeted Immunotherapy” PRF Reference No. 64510 and “Folate Compounds Conjugated to F-18 for Use as Disease Diagnostics/Prognostics” PRF Reference No. 64261

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte, Inc.

By:	/s/ Joseph B. Hornett	By:	/s/ Ron P. Ellis

	Joseph B. Hornett		Ron P. Ellis
	Senior Vice President		President & CEO

Date:	12/8/2006	Date:	Dec. 8, 2006

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT #10 TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 22nd day of May, 2007 amends the Amended and Restated Agreement executed on October 21, 1998, (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte Corporation (hereinafter known as LICENSEE).

NOW THEREFORE, the parties hereto do hereby agree as follows:

LICENSEE has requested and PRF agrees to add the following technologies to Appendix A of the AGREEMENT

“Method of Imaging Localized Infections” PRF reference number 64811;

“Novel PET Imaging Agents” PRF reference number 64812

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte Corporation

By:	/s/ Joseph B. Hornett	By:	/s/ P. Ron Ellis

	Joseph B. Hornett Senior VP, Treasurer & COO		P. Ron Ellis President & CEO

Date:	23 May 07

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT #11 TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 25th day of April, 2008 (“Amendment Effective Date”) amends the Amended and Restated License Agreement executed on October 21st, 1998, (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte Corporation (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

The following Patents are added to Appendix A of the AGREEMENT as of the Amendment Effective Date.

1.	“In Vivo Multiphoton Flow Cytometer” PRF Reference No. 64399

       Field of Use for 64399 is limited to Folate-dependent uses only.

Purdue Ref. No:	Serial/Patent No.	Country	File/Issue Date	Comments
64399.00.US	N/A	U.S.	3/21/2008	Filed
64399.00.WO	PCT/US06/037112	World	9/22/2006	Nationalized

2.	“Ex-vivo Flow Cytometry Method and Device” PRF Reference No. 64731

Purdue Ref. No:	Serial/Patent No.	Country	File/Issue Date	Comments
64731.00.WO	PCT/US07/023176	World	11/3/2007	Filed

All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte Corporation

By:	/s/ Joseph B. Hornett	By:	/s/ P. Ron Ellis

	Joseph B. Hornett Senior VP, Treasurer & COO		P. Ron Ellis President & CEO

Date:	28 Apr 08

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT #12 TO
EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT, made and entered into this 11th day of September, 2009 (“Amendment Effective Date”) amends the Amended and Restated License Agreement executed on October 21st, 1998, and all subsequent Amendments (hereinafter AGREEMENT) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte Corporation (hereinafter known as LICENSEE) with respect to the matters addressed in this Agreement.

NOW THEREFORE, the parties hereto do hereby agree as follows:

1.	Amendment #11 added PRF Ref. No. 64399 to the Appendix A of the AGREEMENT. The field of use for 64399 is hereby amended as follows.

Field of Use for 64399 is limited to any vitamin-dependent, including folate-dependent, uses including any process, machine, manufacture, or composition of matter.

2.	The following Patents are added to Appendix A of the AGREEMENT “Folate Conjugated Immunogens” PRF Reference No. 64871

Purdue Ref. No:	Serial/Patent No.	Country	File/Issue Date	Comments
64871.P1.US	60/932,823	U.S.	6/1/2007	Filed
64871.P2.US	60/941,840	U.S.	6/4/2007	Filed
64871.00.US	12/130,121	U.S.	5/30/2008	Filed

 All other terms and conditions of the original agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Purdue Research Foundation		Endocyte Corporation

By:	/s/ Joseph B. Hornett	By:	/s/ P. Ron Ellis

	Joseph B. Hornett		P. Ron Ellis
	Senior VP, Treasurer & COO		President & CEO

Date:	1 Oct 09

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

AMENDMENT #13 to EXCLUSIVE LICENSE AGREEMENT

This AMENDMENT, made and entered into effective April 14, 2014 amends the Amended and Restated License Agreement executed on October 21, 1998 and previously amended (hereinafter “Agreement”) between Purdue Research Foundation (hereinafter known as PRF) and Endocyte, Inc. (hereinafter known as LICENSEE) as follows:

1.	The following is added to the preamble of the Agreement:

WHEREAS Section 7.1(a) of the Restated Master Research Agreement effective July 1, 2013 (the “MRA”) specifies prospectively from October 21, 1998 that each certain “Eligible Disclosure will be amended to Schedule A of the 1998 License Agreement, and any patent prosecution arising under the Eligible Disclosure will be administered under the 1998 License Agreement”, and

WHEREAS the definition of Patents hereunder shall be deemed to include any and all patent applications, divisionals, continuations, continuations-in-part, foreign counterparts and reissues derived from an Eligible Disclosure (as defined below) that is amended to this Agreement;

2.	The following definition is added to the Agreement:

1.11 “Eligible Disclosure” shall have the meaning set forth in the MRA.

3.	The following is added to Article 2 of the License Agreement.

2.7 Appendix A constructively includes all Eligible Disclosures that are subject to Article 7.1(a) of the MRA, whether or not those Eligible Disclosures are expressly identified in Appendix A of this Agreement. The Parties shall amend this Agreement no less than annually to update Appendix A to list all constructively included Eligible Disclosures.

4.	The following Patents are expressly added to Appendix A of the Agreement:

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

Purdue Reference Number	Endocyte Matter Number	Application Number	Filing Date	Patent Number	Title	Status

64510.00.US	3220C-206923	12/162,661	7/30/2008	8168164	TARGETED CONJUGATES AND RADIATION	Issued

64812.00.US	3220C-209264	12/526,096	8/06/2009	8586595	POSITRON EMISSION TOMOGRAPHY IMAGING METHOD	Issued

63046.OA.US	3220C-216202	13/083,121	4/08/2011	8383354	DIAGNOSTIC METHOD FOR ATHEROSCLEROSIS	Issued

61023.1A.US	3220C-221773	13/529,823	6/21/2012	8388977	DIAGNOSIS OF MACROPHAGE MEDIATED DISEASE	Issued

96114.00.US	3220C-62306	09/529,682	4/17/2000	6291673	FOLIC ACID DERIVATIVES	Issued

99072.00.US	3220C-67883	09/822,379	3/30/2001	7033594	METHOD OF TREATMENT USING LIGAND-IMMUNOGEN CONJUGATES	Issued

61023.00.US	3220C-70808	10/138,275	5/02/2002	7740854	TREATMENT AND DIAGNOSIS OF MACROPHAGE MEDIATED DISEASE	Issued

63046.00.US	3220C-76260	11/022,088	12/23/2004	7977058	DIAGNOSTIC METHOD FOR ATHEROSCLEROSIS	Issued

99072.10.US	3220C-79124	11/274,973	11/16/2005	8105608	METHOD OF TREATMENT USING LIGAND-IMMUNOGEN CONJUGATES	Issued

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

Purdue Reference Number	Endocyte Matter Number	Application Number	Filing Date	Patent Number	Title	Status

65768.04	3220C-223514	PCT/US2013/028277	2/28/2013		FOLATE RECEPTOR ALPHA BINDING LIGANDS	Nat’l 8/29/14

[*]	[*]	[*]	[*]		[*]	[*]

61118.00.US	3220C-71268	10/259,006	09/24/2002		METHOD OF TREATMENT USING LIGAND-IMMUNOGEN CONJUGATES	Pending

[*]	[*]	[*]	[*]		[*]	[*]

[*]	[*]	[*]	[*]		[*]	[*]

64812.10	3220C-227013	14/058,567	10/21/2013		POSITRON EMISSION TOMOGRAPHY IMAGING METHOD	Pending

[*]	[*]	[*]	[*]		[*]	[*]

64327.08	3220C-224488	13/793,654	3/11/2013		IMAGING AND THERAPEUTIC METHOD USING MONOCYTES	Pending

61023.30	3220C-224487	13/795,059	3/12/2013		TREATMENT AND DIAGNOSIS OF MACROPHAGE MEDIATED DISEASE	Pending

63046.13	3220C-223673	13/714,659	12/14/2012		DIAGNOSTIC METHOD FOR ATHEROSCLEROSIS CONJUGATES	Pending

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

Purdue Reference Number	Endocyte Matter Number	Application Number	Filing Date	Patent Number	Title	Status

65514.03	3220C-223498	13/700,358	11/27/2012		DELIVERY OF AGENTS TO INFLAMED TISSUES USING FOLATE-TARGETED LIPOSOMES	Pending

61023.1B.US	3220C-221268	13/463,447	5/03/2012		TREATMENT AND DIAGNOSIS OF MACROPHAGE MEDIATED DISEASE	Pending

65296.00.US	3220C-217905	13/254,637	9/2/2011		METHOD FOR EARLY IMAGING OF ATHEROSCLEROSIS	Pending

64811.00.US	3220C-210313	12/601,960	9/28/2010		METHOD OF IMAGING LOCALIZED INFECTIONS	Pending

64327.10.US	3220C-208461	12/391,981	2/24/2009		IMAGING AND THERAPEUTIC METHOD USING MONOCYTES	Pending

66099-03		13/779,501	2/27/2013		METHODS FOR TREATING CANCER	Pending

64556-04		13/910,306	6/5/2013		METHOD OF DETECTING ENDOTHELIAL PROGENITOR CELLS	Pending

65529.00.US	20150-215800	13/063,889	3/14/2011		FOLATE RECEPTOR BINDING CONJUGATES OF ANTIFOLATES	Pending

65401.00.US	20150-216164	13/124,408	4/15/2011		FOLATE TARGETING OF NUCLEOTIDES	Pending

64261.00.US	3220C-203451	11/793,459	12/23/2005		POSITRON EMISSION TOMOGRAPHY IMAGING METHOD	Pending
[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

Purdue Reference Number	Endocyte Matter Number	Application Number	Filing Date	Patent Number	Title	Status

63055.00.WO	3220C-75156	PCT/US2004/ 014097	5/6/2004		CONJUGATES AND USES THEREOF	Expired

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.

All other terms and conditions of the Agreement remain unchanged and in effect.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT effective as of April 14, 2014.

Purdue Research Foundation		Endocyte, Inc.

By:	/s/ Daniel J. Hasler	By:	/s/ P. Ron Ellis

[*] = Certain confidential information contained in this document, marked with brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to, as applicable, Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and Rule 406 of the Securities Act of 1933, as amended.